AIM ETF Products Trust

(the “Trust”)

And the Trust’s series

AllianzIM U.S. Large Cap Buffer10 Jan ETF

AllianzIM U.S. Large Cap Buffer20 Jan ETF

(each a “Fund” and together the “Funds”)

Supplement, dated December 23, 2021

to each Fund’s Prospectus, dated January 4, 2021

This supplement updates certain information contained in each Fund’s prospectus and should be attached to the prospectus and retained for future reference.

As described in each Fund’s prospectus, each Fund is subject to an upside return cap (the ”Cap”) that represents the absolute maximum percentage return an investor can achieve from an investment in the Fund held for the Outcome Period. The Funds’ current Outcome Period began on January 1, 2021, and will end on December 31, 2021. Following the end of this Outcome Period, each Fund will reset and commence a new Outcome Period beginning January 1, 2022, and ending on December 31, 2022. At the beginning of the new Outcome Period, the Cap will reset.

The Funds’ Caps are not determined until after the end of the last market day of the current Outcome Period, or December 31, 2021. As of the date of this Supplement, the Cap for each Fund for the new Outcome Period is expected to be within the range shown in the table below, before and after taking into account the Fund’s annualized unitary management fee of 0.74% of the Fund’s average daily net assets:

Fund Name	Ticker	Estimated Cap Range
AllianzIM U.S. Large Cap Buffer10 Jan ETF	AZAJ	10.40% - 13.40% (before management fee) 9.66% - 12.66% (after management fee)
AllianzIM U.S. Large Cap Buffer20 Jan ETF	AZBJ	4.95% - 7.95% (before management fee) 4.21% - 7.21% (after management fee)

Each Fund’s return will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee, as described in the prospectus. The expected Cap ranges provided here are based upon market conditions as of the date of this Supplement. The final Cap could fall outside of this range if there is a material change in market conditions between the date of this Supplement and the date on which the final Cap is established.

AIM ETF Products Trust

(the “Trust”)

And the Trust’s series

AllianzIM U.S. Large Cap 6 Month Buffer10 Jan/Jul ETF

(the “Fund”)

Supplement, dated December 23, 2021

to the Fund’s Prospectus, dated September 14, 2021

This supplement updates certain information contained in the Fund’s prospectus and should be attached to the prospectus and retained for future reference.

As described in the Fund’s prospectus, the Fund is subject to an upside return cap (the ”Cap”) that represents the absolute maximum percentage return an investor can achieve from an investment in the Fund held for the Outcome Period. The Fund’s initial Outcome Period will begin on January 1, 2022, and will end on June 30, 2022. The Fund’s Cap will not be determined until after the end of the last market day prior to the initial Outcome Period, or December 31, 2021. As of the date of this Supplement, the Cap for the Fund for the initial Outcome Period is expected to be within the range shown in the table below, before and after taking into account the Fund’s annualized unitary management fee of 0.74% of the Fund’s average daily net assets:

Fund Name	Ticker	Estimated Cap Range
AllianzIM U.S. Large Cap 6 Month Buffer10 Jan/Jul ETF	SIXJ	4.20% - 7.20% (before management fee) 3.83% - 6.83% (after management fee)

The Fund’s return will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee, as described in the prospectus. The expected Cap ranges provided here are based upon market conditions as of the date of this Supplement. The final Cap could fall outside of this range if there is a material change in market conditions between the date of this Supplement and the date on which the final Cap is established.